                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 28, 1999
                                                 -------------------------------

                            SEAGATE SOFTWARE, INC.
--------------------------------------------------------------------------------
          (Exact Name of the Registrant as Specified in Its Charter)

                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                                                    77-0397623
------------------------------       -------------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)


     915 Disc Drive, Scotts Valley, California               95066
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                 (Zip Code)


                                (831) 438-6550
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         ------------

         Seagate Technology, Inc. ("STI"), its Seagate Software, Inc. ("SSI") subsidiary and Seagate Software Network & Storage Management Group, Inc. ("NSMG"), a wholly owned subsidiary of SSI, announced on October 5, 1998 that they had entered into an Agreement and Plan of Reorganization (the "Plan") as of such date with Veritas Holding Corporation ("Newco") and Veritas Software Corporation ("VERITAS"), which provided for (i) the contribution by SSI, STI and certain of their respective subsidiaries to Newco of (a) the outstanding stock of NSMG and certain other subsidiaries of SSI, and (b) those assets used primarily in the network storage management business of SSI (the "NSMG Business"), in consideration for the issuance of shares of Common Stock of Newco to SSI and the offer by Newco to grant options to purchase Common Stock of Newco to certain SSI employees who become employees of Newco or its subsidiaries in exchange for cancellation by such employees of their respective options to purchase Common Stock of SSI (the "Seagate Transaction") and (ii) the merger of a wholly owned subsidiary of Newco with and into VERITAS and the assumption and conversion of all outstanding VERITAS securities, on a share for share basis, into Newco securities having identical rights, preferences and privileges, including convertible debentures of VERITAS which became convertible into Common Stock of Newco on the same basis as they were convertible into VERITAS Common Stock (the "Veritas Merger"). As part of the Seagate Transaction, Newco also assumed certain liabilities of the NSMG Business. The Seagate Transaction was structured to qualify as a tax-free exchange and the Veritas Merger was structured to qualify as a tax-free reorganization for federal income tax purposes. The Seagate Transaction will be accounted for as a purchase. The Seagate Transaction and the Veritas Merger were closed on May 28, 1999.

         In addition, the offer by STI to acquire from SSI stockholders all outstanding shares of SSI Common Stock in exchange for STI Common Stock (the "Exchange Offer") (as described in the Tender Offer Statement on Schedule 14D-1 filed by STI on April 26, 1999, as amended June 1, 1999 and June 16, 1999) expired as scheduled at 12:00 midnight, New York City time, on June 9, 1999. A total of approximately 3,267,155 shares of SSI Common Stock were tendered of which approximately 3,104,735 were exchanged into approximately 5,272,916 shares of Seagate Technology Common Stock.

         Available Information.  Statements made in this Current Report on Form
         ---------------------
8-K concerning the contents of any contract or other document are not necessarily complete. With respect to each contract or other document filed as an exhibit hereto, reference is hereby made to that document for a more complete description of the matter involved and each such statement is hereby qualified in its entirety by such reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           (c)  Exhibits

           Exhibit
           Number    Description
           ------    -----------

           99.1      Press Release of Seagate Technology, Inc. dated June 1,
                     1999.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 7, 1999                  SEAGATE SOFTWARE, INC.


                                      By:  /s/ Ellen E. Chamberlain
                                          -------------------------
                                      Ellen E. Chamberlain
                                      Senior Vice President and
                                      Chief Financial Officer

                            SEAGATE SOFTWARE, INC.

                                   FORM 8-K

                               INDEX TO EXHIBITS



           Exhibit
           Number    Exhibit Title
           ------    -------------

           99.1      Press Release of Seagate Technology, Inc. dated June 1,
                     1999.